Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Bluewave Group, Inc. (the "Company") for the three months ended October 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Derek Jackson, Chief Executive Officer of the Company, certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 20, 2010	/s/ Derek Jackson
Chief Executive and Financial Officer